UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2024

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 22, 2024, Lucid Diagnostics Inc. (the “Company”) closed on the sale of $21.95 million in principal amount of Senior Secured Convertible Notes (collectively, the “2024 Convertible Notes”), in a private placement, to certain accredited investors (the “2024 Note Investors”). The sale of the 2024 Convertible Notes was completed pursuant to the terms of the previously disclosed Securities Purchase Agreement, dated as of November 12, 2024 (the “2024 SPA”), between the Company and the 2024 Note Investors. The Company realized gross proceeds of $21.95 million and, after giving effect to the repayment in full of the 2023 Convertible Note (as defined below), net proceeds of $18.3 million from the sale of the 2024 Convertible Notes.

The terms of the 2024 Convertible Notes are described in the Current Report on Form 8-K filed by the Company on November 12, 2024 and such description is incorporated herein by reference. In connection with the closing, the Company and/or its subsidiaries entered into the following agreements: (i) a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a resale registration statement for the shares of the Company’s common stock underlying the 2024 Convertible Notes, within 120 days after the closing, and granted the 2024 Note Investors customary piggyback registration rights, (ii) a Guaranty (the “Guaranty”), pursuant to which certain of the Company’s subsidiaries guaranteed the Company’s obligations under the 2024 Convertible Notes, and (iii) a Security and Pledge Agreement (the “Pledge Agreement”), pursuant to which the Company and certain of its subsidiaries granted a security interest in substantially all their property and assets for the benefit of the 2024 Note Investors. The 2024 Note Investors also hold shares of the Company’s Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock.

The Company used a portion of the proceeds from the sale of the 2024 Convertible Notes to repay the Senior Convertible Note (the “2023 Convertible Note”) issued pursuant to that certain Securities Purchase Agreement, dated as of March 13, 2023. As previously disclosed, on November 8, 2024, Lucid gave notice to the holder of the 2023 Convertible Note that it was exercising its right pursuant to such note to redeem the same for the redemption price specified in such note (the “Optional Redemption Price”). Pursuant to the terms of the 2023 Convertible Note, on November 22, 2024, the Company redeemed the 2023 Convertible Note by paying the Optional Redemption Price of approximately $3.6 million. The 2023 Convertible Note had a 7.875% annual stated interest rate, a contractual conversion price of $5.00 per share of the Company’s common stock (subject to adjustment), and a contractual maturity date of the two-year anniversary of the date of issuance. As of the date of its redemption, the outstanding principal amount of the 2023 Convertible Note was approximately $2.7 million. The holder of the 2023 Convertible Note also holds certain Senior Secured Convertible Notes issued by the Company’s parent, PAVmed Inc.

The offer and sale of the 2024 Convertible Notes, and the shares of the Company’s common stock issuable upon conversion of, and in payment of dividends on, the 2024 Convertible Notes, are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities.

The forgoing descriptions of the 2024 Convertible Notes, 2024 SPA, Registration Rights Agreement, Guaranty and Pledge Agreement are qualified in their entirety by reference to the full text of the forms of such documents, copies of which are filed as Exhibit 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

The forms of the 2024 Convertible Notes, 2024 SPA, Registration Rights Agreement, Guaranty and Pledge Agreement have been included to provide investors and security holders with information regarding their terms. The agreements are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the agreements are being made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, may in some cases be made solely for the allocation of risk between the parties and may be subject to limitations agreed upon by the contracting parties.

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Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth and incorporated by reference under Item 1.01 is incorporated under this item by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth and incorporated by reference under Item 1.01 is incorporated under this item by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth and incorporated by reference under Item 1.01 is incorporated under this item by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth and incorporated by reference under Item 1.01 is incorporated under this item by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Form of 2024 Convertible Note.
10.1†	Form of Securities Purchase Agreement.
10.2	Form of Registration Rights Agreement.
10.3	Form of Guaranty.
10.4†	Form of Security Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Schedules and exhibits to the agreements have been omitted in accordance with Rule 601(a)(5) of Regulation S-K. The registrant will provide a copy of any omitted schedule or exhibit to the Commission or its staff upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2024	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

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